UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2020 (May 7, 2020)

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	86-0933835
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 First Stamford Place, Suite 700 Stamford, Connecticut	06902
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (203)
622-3131
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value, of United Rentals, Inc.	URI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter):
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Fifth Amended and Restated Certificate of Incorporation
At the annual meeting of stockholders (the “Annual Meeting”) of United Rentals, Inc. (the “Company”) held on May 7, 2020, stockholders approved amendments to the Company’s Fourth Restated Certificate of Incorporation (the “Fourth Restated Certificate of Incorporation”) to grant stockholders the right to act by written consent, subject to certain procedural and other safeguards. The amendments to the Fourth Restated Certificate became effective upon the filing of a Certificate of Amendment to the Fourth Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on May 7, 2020. A copy of the Certificate of Amendment is attached as Exhibit 3.1 to this Current Report on Form
8-K
and is incorporated herein by reference.
In addition, on May 7, 2020, the Company filed a Fifth Amended and Restated Certificate of Incorporation (the “Fifth Amended and Restated Certificate of Incorporation”) with the Secretary of State of the State of Delaware, integrating into a single instrument all of the provisions of the Fourth Restated Certificate of Incorporation which were then in effect and those amendments approved by the stockholders on May 7, 2020. The Fifth Amended and Restated Certificate of Incorporation only restated and integrated, and did not further amend, the provisions of the Fourth Restated Certificate of Incorporation. The foregoing description of the Company’s Fifth Amended and Restated Certificate of Incorporation is qualified in all respects by reference to the text of the Fifth Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.2 to this Current Report on Form
8-K
and incorporated herein by reference.
Amended and Restated
By-Laws
Effective as of May 7, 2020, the Board of Directors of the Company (the “Board”) amended and restated the Company’s
By-Laws
in order to grant stockholders the right to act by written consent (as described above).
The foregoing description of the amendments to the Company’s
By-Laws
is qualified in all respects by reference to the text of the Company’s Amended and Restated
By-Laws,
a copy of which is filed as Exhibit 3.3 to this Current Report on Form
8-K
and incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
On May 7, 2020, the Company held its Annual Meeting at which the stockholders voted: (i) upon the election of José B. Alvarez, Marc A. Bruno, Matthew J. Flannery, Bobby J. Griffin, Kim Harris Jones, Terri L. Kelly, Michael J. Kneeland, Gracia C. Martore, Filippo Passerini, Donald C. Roof and Shiv Singh to the Board for
one-year
terms; (ii) upon the ratification of the appointment of Ernst & Young LLP as the Company’s public accounting firm for the fiscal year ending December 31, 2020; (iii) on an advisory
(non-binding)
basis to approve the compensation of the Company’s named executive officers; (iv) upon a proposed amendment to the certificate of incorporation granting stockholders the right to act by written consent; and (v) on an advisory
(non-binding)
basis on a stockholder proposal to let shareholders vote on bylaw amendments.
The stockholders elected all eleven directors, approved the ratification of the appointment of Ernst & Young LLP, approved (on a non-binding
basis) the compensation of the Company’s named executive officers, approved the amendment to the certificate of incorporation granting stockholders the right to act by written consent and rejected a stockholder proposal to let shareholders vote on bylaw amendments.

The final voting results for each of the matters submitted to a vote of stockholders at the 2020 annual meeting are set forth below:
Proposal 1. Election of Directors.

Nominee	For	Against	Abstain	Broker Non-Votes
José B. Alvarez	53,635,196	2,143,922	55,608	8,489,612
Marc A. Bruno	53,916,550	1,874,841	43,335	8,489,612
Matthew J. Flannery	55,379,661	413,143	41,922	8,489,612
Bobby J. Griffin	49,824,214	5,965,675	44,837	8,489,612
Kim Harris Jones	54,798,471	993,416	42,839	8,489,612
Terri L. Kelly	55,199,655	591,321	43,750	8,489,612
Michael J. Kneeland	54,408,584	1,381,565	44,577	8,489,612
Gracia C. Martore	53,743,909	2,047,045	43,772	8,489,612
Filippo Passerini	54,819,509	970,556	44,661	8,489,612
Donald C. Roof	54,961,013	828,347	45,366	8,489,612
Shiv Singh	54,427,595	1,362,256	44,875	8,489,612
Proposal 2. Ratification of Appointment of Public Account Firm.

For	Against	Abstain	Broker Non-Votes
60,524,553	3,716,965	82,820	*

*	Not applicable.
Proposal 3. Advisory Approval of Executive Compensation.

For	Against	Abstain	Broker Non-Votes
51,346,660	4,380,819	107,247	8,489,612
Proposal 4. Approval of Proposed Amendment to the Certificate of Incorporation Granting Stockholders the Right to Act by Written Consent.

For	Against	Abstain	Broker Non-Votes
53,834,909	1,938,779	61,038	8,489,612
Proposal 5. Stockholder Proposal to Let Shareholders Vote on Bylaw Amendments.

For	Against	Abstain	Broker Non-Votes
2,527,378	53,048,802	258,546	8,489,612
Item 9.01 Financial Statements and Exhibits.

3.1	Certificate of Amendment, dated May 7, 2020, to the United Rentals, Inc. Fourth Amended and Restated Certificate of Incorporation

3.2	Fifth Amended and Restated Certificate of Incorporation of United Rentals, Inc.

3.3	Amended and Restated By-Laws of United Rentals, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 8, 2020

UNITED RENTALS, INC.

By:	/s/ Craig A Pintoff
Name: Craig A. Pintoff
Title: Executive Vice President, Chief Administrative and Legal Officer

UNITED RENTALS (NORTH AMERICA), INC.

By:	/s/ Craig A Pintoff
Name: Craig A. Pintoff
Title: Executive Vice President, Chief Administrative and Legal Officer